EXHIBIT 2.3

Document Processing Fee
  If document is on paper:                  $150.00
  If document is filed electronically:      Currently Not Available
Fees are subject to change.
For electronic filing and to obtain
  copies of filed documents visit
  www.sos.state.co.us
  -------------------
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, Co 80202-5169
Paper documents must be typed or machine printed.
                                                 ABOVE SPACE FOR OFFICE USE ONLY

                 STATEMENT OF SHARE AND EQUITY CAPITAL EXCHANGE filed pursuant to ss.7-90-301, et seq. and ss.7-56-605 or ss.7-1. 11. -105
                       Colorado Revised Statutes (C.R.S.)


1.       Entity name or true name of each entity the shares of which will be acquired:
                                                              Inhibetex Therapeutics, Inc.
                                                              -----------------------------------------------------
                                                              (Enter name exactly as it appears in the records of
                                                              secretary of state if applicable)
                  ID number:                                  20041173163
                                                              -----------------------------------------------------
                  Principal office street address:            7315 East Peakview Avenue
                                                              -----------------------------------------------------
                                                                       (Street name and number)

                                                              Englewood                 CO    80111
                                                              -----------------------------------------------------
                                                                    (City)              (State)  (Postal/Zip Code)

                                                              (Province - if applicable)  (Country - if not USA)

                  Principal office mailing address:
                                                              -----------------------------------------------------
                                                                       (Street name and number)
                                                              -----------------------------------------------------
                                                                       (City)(State) (Postal/Zip Code)

                                                              (Province - if applicable)  (Country - if not USA)


         Entity name or true name:
                                                              -----------------------------------------------------
                                                              (Enter name exactly as it appears in the records of
                                                              secretary of state if applicable)
                  ID number:
                                                              -----------------------------------------------------
                  Principal office mailing address:
                                                              -----------------------------------------------------
                                                                       (Street name and number)
                                                              -----------------------------------------------------
                                                                       (City)(State) (Postal/Zip Code)

                                                              (Province - if applicable)  (Country - if not USA)

                  Principal office mailing address:
                                                              -----------------------------------------------------
                                                                       (Street name and number)

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

                                                              -----------------------------------------------------
                                                                       (City)(State) (Postal/Zip Code)
                                                              -----------------------------------------------------
                                                              (Province - if applicable)  (Country - if not USA)

         Entity name or true name:
                                                              -----------------------------------------------------
                                                              (Enter name exactly as it appears in the records of
                                                              secretary of state if applicable)
                  ID number:
                                                              -----------------------------------------------------
                  Principal office mailing address:
                                                              -----------------------------------------------------
                                                                       (Street name and number)
                                                              -----------------------------------------------------
                                                                       (City)(State) (Postal/Zip Code)

                                                              (Province - if applicable)  (Country - if not USA)

                  Principal office mailing address:
                                                              -----------------------------------------------------
                                                                       (Street name and number)
                                                              -----------------------------------------------------
                                                                       (City)(State) (Postal/Zip Code)

                                                              (Province - if applicable)  (Country - if not USA)

2.       Entity name of acquiring entity:                     Inhibiton Therapeutics, Inc.
                                                              -----------------------------------------------------
                                                              (Enter name exactly as it appears in the records of
                                                              secretary of state if applicable)

                  ID number:
                                                              -----------------------------------------------------
                  Principal office mailing address:           300 East 54th Street
                                                              -----------------------------------------------------
                                                                       (Street name and number)
                                                              Suite 202
                                                              -----------------------------------------------------
                                                              Anchorage                 AK       99518
                                                              -----------------------------------------------------
                                                                       (City)(State) (Postal/Zip Code)
                                                              -----------------------------------------------------
                                                              (Province - if applicable)  (Country - if not USA)

                  Principal office mailing address:
                                                              -----------------------------------------------------
                                                                       (Street name and number)
                                                              -----------------------------------------------------
                                                                       (City)(State) (Postal/Zip Code)
                                                              -----------------------------------------------------
                                                              (Province - if applicable)  (Country - if not USA)

3. If this share exchange is pursuant to ss.7-111-105, C.R.S., the following statement applies: The acquiring corporation acquires shares of the other corporations.

4. Additional information may be included. If applicable, mark this box n and include an attachment stating the additional information.

5.     (Optional) Delayed effective date:  ______________
                                           (mm/dd/yyyy)

Notice:

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

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

6.       Name(s) and address(es) of the
         individual(s) causing the document
         to be delivered for filing:        Olson     Thomas   B
                                            --------- -------- -------- -------
                                            (Last)   (First)  (Middle) (Suffix)
                                            7315 East Peakview Ave.
                                            ------------------------------------
                                            (Street name and number or Post
                                            Office Box information)

                                            Englewood    CO             80111
                                            ------------------------------------
                                            (City)     (State) (Postal/Zip Code)
                                            ------------------------------------
                                            (Province - if applicable)
                                            (Country - if not USA)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for f ling, mark this box M and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

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